                                                                       EXHIBIT 6

                    AMENDED AND RESTATED SERVICING AGREEMENT

        The Servicing Agreement executed as of May 30, 1996 between GMO TRUST, a Massachusetts business trust (the "Trust") on behalf of each of its Class II, Class III, Class IV, Class V and Class VI (each a "Class" and collectively the "Classes") Shares (the "Shares") of each Fund listed on Exhibit I hereto (collectively, the "Funds"), and GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC, a Massachusetts limited liability company (the "Shareholder Servicer"), is hereby amended and restated effective August 15, 2005:


                              W I T N E S S E T H:

        That in consideration of the mutual covenants herein contained, it is agreed as follows:

1.      SERVICES TO BE RENDERED BY SERVICING AGENT TO THE TRUST.

        (a) The Shareholder Servicer will, at its expense, provide direct client service, maintenance and reporting to shareholders of each Class of Shares of each Fund set forth on Exhibit 1 hereto, such services and reporting to include, without limitation, professional and informative reporting, client account information, personal and electronic access to Fund information, access to analysis and explanations of Fund reports, and assistance in the correction and maintenance of client-related information.

        (b) The Shareholder Servicer shall not be obligated under this agreement to pay any expenses of or for the Trust or of or for the Fund not expressly assumed by the Shareholder Servicer pursuant to this Section 1.

2.      OTHER AGREEMENTS, ETC.

        It is understood that any of the shareholders, Trustees, officers and employees of the Trust may be a partner, shareholder, director, officer or employee of, or be otherwise interested in, the Shareholder Servicer, and in any person controlled by or under common control with the Shareholder Servicer, and that the Shareholder Servicer and any person controlled by or under common control with the Shareholder Servicer may have an interest in the Trust. It is also understood that the Shareholder Servicer and persons controlled by or under common control with the Shareholder Servicer may have advisory, servicing, distribution or other contracts with other organizations and persons, and may have other interests and businesses.

3.      COMPENSATION TO BE PAID BY THE TRUST TO THE SERVICING AGENT.

        Each Class of Shares of each Fund will pay to the Shareholder Servicer as compensation for the Shareholder Servicer's services rendered and for the expenses borne by the Shareholder Servicer with respect to such Class of Shares of such Fund pursuant to Section 1, a fee, computed and accrued daily, and paid monthly or at such other intervals as the Trustees shall determine, at the annual rate of such Class' average daily net asset value set forth on the Fee Rate Schedule attached as Exhibit II hereto. Such fee shall be payable for each month (or other interval) within five (5) business days after the end of such month (or other interval). The Shareholder Servicer, as reflected in Exhibit II or otherwise by notice to the Trust, may determine to temporarily or permanently reduce or waive part or all of the compensation it is entitled to receive pursuant to this Contract with respect to one or more Funds or Classes.

        If the Servicing Agent shall serve for less than the whole of a month (or other interval), the foregoing compensation shall be prorated.

4.      ASSIGNMENT TERMINATES THIS CONTRACT; AMENDMENTS OF THIS CONTRACT.

        This Contract shall automatically terminate, without the payment of any penalty, in the event of its assignment; provided, however, in the event of consolidation or merger in which the Shareholder Servicer is not the surviving corporation or which results in the acquisition of substantially all the Shareholder Servicer's outstanding stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of substantially all the Shareholder Servicer's assets, the Shareholder Servicer may assign any such agreement to such surviving entity, acquiring entity, assignee or purchaser, as the case may be. This Contract shall not be amended unless such amendment is approved by votes of a majority of both
(a) the Trustees of the Trust, and (b) the Independent Trustees.

5.      EFFECTIVE PERIOD AND TERMINATION OF THIS CONTRACT.

        This Contract shall become effective upon its execution, and shall remain in full force and effect continuously thereafter (unless terminated automatically as set forth in Section 4) until terminated as follows:

        (a) Either party hereto may at any time terminate this Contract (or this Contract's application to one or more Classes or Funds) by not more than sixty days' written notice delivered or mailed by registered mail, postage prepaid, to the other party, or

        (b) If a majority of both (i) the Trustees of the Trust, and (ii) a majority of the Independent Trustees, do not specifically approve at least annually the continuance of this Contract, then this Contract shall automatically terminate at the close of business on the second anniversary of its execution, or upon the expiration of one year from the effective date of the last such continuance, whichever is later.

        Termination of this Contract pursuant to this Section 5 shall be without the payment of any penalty.

6.      CERTAIN DEFINITIONS.

        For purposes of this Contract, (a) the term "Independent Trustees" shall mean those Trustees of the Trust who are not interested persons of the Trust or the Shareholder Servicer, and have no direct or indirect financial interest in this Agreement, (b) the terms "affiliated person", "control", "interested person" and "assignment" shall have their respective meanings defined in the Investment Company Act of 1940 and the rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act; and (c) the phrase "specifically approve at least annually" shall be construed in a manner consistent with the Investment Company Act of 1940 and the rules and regulations thereunder.

7.      NONLIABILITY OF SERVICING AGENT.

        In the absence of willful misfeasance, bad faith or gross negligence on the part of the Shareholder Servicer, or reckless disregard of its obligations and duties hereunder, the Shareholder Servicer shall not be subject to any liability to the Trust, or to any shareholder of the Trust, for any act or omission in the course of, or connected with, rendering services hereunder.

8.      LIMITATION OF LIABILITY OF THE TRUSTEES AND SHAREHOLDERS.

        A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the Fund.

        IN WITNESS WHEREOF, GMO TRUST and GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC have each caused this instrument to be signed in duplicate on its behalf by its duly authorized representative, all as of the day and year first above written.


                                                GMO TRUST




                                                By
                                                   ------------------------
                                                    Title:

                                                GRANTHAM, MAYO, VAN OTTERLOO
                                                & CO. LLC



                                                By
                                                   ------------------------
                                                    Title:






                                                By
                                                   ------------------------
                                                    Title:

EXHIBIT I


                         GMO U.S. Core Fund
                         GMO U.S. Core Equity Fund
                         GMO Tobacco-Free Core Fund
                         GMO U.S. Quality Equity Fund
                         GMO Value Fund
                         GMO U.S. Value Fund
                         GMO Intrinsic Value Fund
                         GMO U.S. Intrinsic Value Fund
                         GMO Growth Fund
                         GMO U.S. Growth Fund
                         GMO Small Cap Value Fund
                         GMO U.S. Small/Mid Cap Value Fund
                         GMO Small Cap Growth Fund
                         GMO U.S. Small/Mid Cap Growth Fund
                         GMO Real Estate Fund
                         GMO Tax-Managed U.S. Equities Fund
                         GMO Tax-Managed Small Companies Fund
                         GMO Alternative Asset Opportunity Fund
                         GMO International Disciplined Equity Fund
                         GMO International Core Equity Fund
                         GMO International Intrinsic Value Fund
                         GMO International Growth Fund
                         GMO International Growth Equity Fund
                         GMO Currency Hedged International Equity Fund GMO Global Growth Fund
                         GMO World Growth Fund
                         GMO Foreign Fund
                         GMO Foreign Small Companies Fund
                         GMO International Small Companies Fund
                         GMO Emerging Markets Fund
                         GMO Emerging Countries Fund
                         GMO Emerging Markets Quality Fund
                         GMO Tax-Managed International Equities Fund
                         GMO Domestic Bond Fund
                         GMO Core Plus Bond Fund
                         GMO International Bond Fund
                         GMO Currency Hedged International Bond Fund
                         GMO Global Bond Fund
                         GMO Emerging Country Debt Fund
                         GMO Short-Duration Investment Fund
                         GMO Alpha Only Fund
                         GMO Inflation Indexed Bond Fund
                         GMO Emerging Country Debt Share Fund
                         GMO Benchmark-Free Allocation Fund
                         GMO International Equity Allocation Fund
                         GMO Global Balanced Asset Allocation Fund
                         GMO Global (U.S.+) Equity Allocation Fund
                         GMO U.S. Sector Fund
                         GMO Global Equity Allocation Fund

                         GMO U.S. Equity Allocation Fund
                         GMO Taiwan Fund
                         GMO Strategic Balanced Allocation Fund
                         GMO World Opportunities Equity Allocation Fund GMO Developed World Stock Fund

SERVICE FEE SCHEDULE                                                  EXHIBIT II


CLASS II SHARES

                        FUND                                                                 SERVICE FEE
-------------------------------------------------------------------------------------------------------------------
GMO U.S. Core Fund                                                                               0.22%
-------------------------------------------------------------------------------------------------------------------
GMO Alternative Asset Opportunity Fund                                                           0.22%
-------------------------------------------------------------------------------------------------------------------
GMO International Intrinsic Value Fund                                                           0.22%
-------------------------------------------------------------------------------------------------------------------
GMO Global Growth Fund                                                                           0.22%
-------------------------------------------------------------------------------------------------------------------
GMO Foreign Fund                                                                                 0.22%
-------------------------------------------------------------------------------------------------------------------


CLASS III SHARES

                        FUND                                                                 SERVICE FEE
-------------------------------------------------------------------------------------------------------------------
GMO U.S. Core Fund                                                                               0.15%
-------------------------------------------------------------------------------------------------------------------
GMO U.S. Core Equity Fund                                                                        0.15%
-------------------------------------------------------------------------------------------------------------------
GMO Tobacco-Free Core Fund                                                                       0.15%
-------------------------------------------------------------------------------------------------------------------
GMO U.S. Quality Equity Fund                                                                     0.15%
-------------------------------------------------------------------------------------------------------------------
GMO Value Fund                                                                                   0.15%
-------------------------------------------------------------------------------------------------------------------
GMO U.S. Value Fund                                                                              0.15%
-------------------------------------------------------------------------------------------------------------------
GMO Intrinsic Value Fund                                                                         0.15%
-------------------------------------------------------------------------------------------------------------------
GMO U.S. Intrinsic Value Fund                                                                    0.15%
-------------------------------------------------------------------------------------------------------------------
GMO Growth Fund                                                                                  0.15%
-------------------------------------------------------------------------------------------------------------------
GMO U.S. Growth Fund                                                                             0.15%
-------------------------------------------------------------------------------------------------------------------
GMO Small Cap Value Fund                                                                         0.15%
-------------------------------------------------------------------------------------------------------------------
GMO U.S. Small/Mid Cap Value Fund                                                                0.15%
-------------------------------------------------------------------------------------------------------------------
GMO Small Cap Growth Fund                                                                        0.15%
-------------------------------------------------------------------------------------------------------------------
GMO U.S. Small/Mid Cap Growth Fund                                                               0.15%
-------------------------------------------------------------------------------------------------------------------
GMO Real Estate Fund                                                                             0.15%
-------------------------------------------------------------------------------------------------------------------
GMO Tax-Managed U.S. Equities Fund                                                               0.15%
-------------------------------------------------------------------------------------------------------------------
GMO Tax-Managed Small Companies Fund                                                             0.15%
-------------------------------------------------------------------------------------------------------------------
GMO Alternative Asset Opportunity Fund                                                           0.15%
-------------------------------------------------------------------------------------------------------------------
GMO International Disciplined Equity Fund                                                        0.15%
-------------------------------------------------------------------------------------------------------------------

SERVICE FEE SCHEDULE                                                  EXHIBIT II


CLASS III SHARES

                        FUND                                                                 SERVICE FEE
-------------------------------------------------------------------------------------------------------------------
GMO International Core Equity Fund                                                               0.15%
-------------------------------------------------------------------------------------------------------------------
GMO International Intrinsic Value Fund                                                           0.15%
-------------------------------------------------------------------------------------------------------------------
GMO International Growth Fund                                                                    0.15%
-------------------------------------------------------------------------------------------------------------------
GMO International Growth Equity Fund                                                             0.15%
-------------------------------------------------------------------------------------------------------------------
GMO Currency Hedged International Equity Fund                                                    0.15%
-------------------------------------------------------------------------------------------------------------------
GMO Global Growth Fund                                                                           0.15%
-------------------------------------------------------------------------------------------------------------------
GMO World Growth Fund                                                                            0.15%
-------------------------------------------------------------------------------------------------------------------
GMO Foreign Fund                                                                                 0.15%
-------------------------------------------------------------------------------------------------------------------
GMO Foreign Small Companies Fund                                                                 0.15%
-------------------------------------------------------------------------------------------------------------------
GMO International Small Companies Fund                                                           0.15%
-------------------------------------------------------------------------------------------------------------------
GMO Emerging Markets Fund                                                                        0.15%
-------------------------------------------------------------------------------------------------------------------
GMO Emerging Countries Fund                                                                      0.15%
-------------------------------------------------------------------------------------------------------------------
GMO Emerging Markets Quality Fund                                                                0.15%
-------------------------------------------------------------------------------------------------------------------
GMO Tax-Managed International Equities Fund                                                      0.15%
-------------------------------------------------------------------------------------------------------------------
GMO Domestic Bond Fund                                                                           0.15%
-------------------------------------------------------------------------------------------------------------------
GMO Core Plus Bond Fund                                                                          0.15%
-------------------------------------------------------------------------------------------------------------------
GMO Short-Duration Investment Fund                                                               0.15%
-------------------------------------------------------------------------------------------------------------------
GMO Alpha Only Fund                                                                              0.15%
-------------------------------------------------------------------------------------------------------------------
GMO International Bond Fund                                                                      0.15%
-------------------------------------------------------------------------------------------------------------------
GMO Currency Hedged International Bond Fund                                                      0.15%
-------------------------------------------------------------------------------------------------------------------
GMO Global Bond Fund                                                                             0.15%
-------------------------------------------------------------------------------------------------------------------
GMO Emerging Country Debt Fund                                                                   0.15%
-------------------------------------------------------------------------------------------------------------------
GMO Inflation Indexed Bond Fund                                                                  0.15%
-------------------------------------------------------------------------------------------------------------------
GMO U.S. Sector Fund                                                                             0.15%
-------------------------------------------------------------------------------------------------------------------
GMO Emerging Country Debt Share Fund                                                             0.00%
-------------------------------------------------------------------------------------------------------------------
GMO Benchmark-Free Allocation Fund                                                               0.00%
-------------------------------------------------------------------------------------------------------------------
GMO International Equity Allocation Fund                                                         0.00%
-------------------------------------------------------------------------------------------------------------------

SERVICE FEE SCHEDULE                                                  EXHIBIT II

CLASS III SHARES

                        FUND                                                                 SERVICE FEE
-------------------------------------------------------------------------------------------------------------------
GMO Global Balanced Asset Allocation Fund                                                        0.00%
-------------------------------------------------------------------------------------------------------------------
GMO Global (U.S.+) Equity Allocation Fund                                                        0.00%
-------------------------------------------------------------------------------------------------------------------
GMO Global Equity Allocation Fund                                                                0.00%
-------------------------------------------------------------------------------------------------------------------
GMO U.S. Equity Allocation Fund                                                                  0.00%
-------------------------------------------------------------------------------------------------------------------
GMO Strategic Balanced Allocation Fund                                                           0.00%
-------------------------------------------------------------------------------------------------------------------
GMO World Opportunities Allocation Fund                                                          0.00%
-------------------------------------------------------------------------------------------------------------------
GMO Taiwan Fund                                                                                  0.15%
-------------------------------------------------------------------------------------------------------------------
GMO Developed World Stock Fund                                                                   0.15%
-------------------------------------------------------------------------------------------------------------------


CLASS IV SHARES

                        FUND                                                              SERVICE FEE
-------------------------------------------------------------------------------------------------------------------
GMO U.S. Core Fund                                                           0.13% (with reduction: 0.105%)*
-------------------------------------------------------------------------------------------------------------------
GMO U.S. Core Equity Fund                                                    0.13% (with reduction: 0.10%)*
-------------------------------------------------------------------------------------------------------------------
GMO Tobacco-Free Core Fund                                                   0.13% (with reduction: 0.105%)*
-------------------------------------------------------------------------------------------------------------------
GMO U.S. Quality Equity Fund                                                 0.13% (with reduction: 0.105%)*
-------------------------------------------------------------------------------------------------------------------
GMO Intrinsic Value Fund                                                     0.13% (with reduction: 0.105%)*
-------------------------------------------------------------------------------------------------------------------
GMO U.S. Intrinsic Value Fund                                                0.13% (with reduction: 0.10%)*
-------------------------------------------------------------------------------------------------------------------
GMO Alternative Asset Opportunity Fund                                       0.13% (with reduction: 0.105%)*
-------------------------------------------------------------------------------------------------------------------
GMO International Disciplined Equity Fund                                    0.13% (with reduction: 0.09%)*
-------------------------------------------------------------------------------------------------------------------
GMO International Core Equity Fund                                           0.13% (with reduction: 0.09%)*
-------------------------------------------------------------------------------------------------------------------
GMO International Intrinsic Value Fund                                       0.13% (with reduction: 0.09%)*
-------------------------------------------------------------------------------------------------------------------
GMO International Growth Fund                                                0.13% (with reduction: 0.09%)*
-------------------------------------------------------------------------------------------------------------------
GMO Global Growth Fund                                                       0.13% (with reduction: 0.105%)*
-------------------------------------------------------------------------------------------------------------------
GMO World Growth Fund                                                        0.13% (with reduction: 0.10%)*
-------------------------------------------------------------------------------------------------------------------
GMO Foreign Fund                                                             0.13% (with reduction: 0.09%)*
-------------------------------------------------------------------------------------------------------------------
GMO Foreign Small Companies Fund                                             0.13% (with reduction: 0.10%)*
-------------------------------------------------------------------------------------------------------------------
GMO U.S. Value Fund                                                          0.13% (with reduction: 0.10%)*
-------------------------------------------------------------------------------------------------------------------
GMO U.S. Growth Fund                                                         0.13% (with reduction: 0.10%)*
-------------------------------------------------------------------------------------------------------------------
GMO U.S. Small/Mid Cap Value Fund                                            0.13% (with reduction: 0.10%)*
-------------------------------------------------------------------------------------------------------------------
GMO U.S. Small/Mid Cap Growth Fund                                           0.13% (with reduction: 0.10%)*
-------------------------------------------------------------------------------------------------------------------
GMO International Growth Equity Fund                                         0.13% (with reduction: 0.09%)*
-------------------------------------------------------------------------------------------------------------------
GMO Emerging Markets Fund                                                    0.13% (with reduction: 0.105%)*
-------------------------------------------------------------------------------------------------------------------

SERVICE FEE SCHEDULE                                                  EXHIBIT II

CLASS IV SHARES

                        FUND                                                               SERVICE FEE
-------------------------------------------------------------------------------------------------------------------
GMO Emerging Country Debt Fund                                               0.13% (with reduction: 0.10%)*
-------------------------------------------------------------------------------------------------------------------
GMO Developed World Stock Fund                                               0.13% (with reduction: 0.10%)*
-------------------------------------------------------------------------------------------------------------------
GMO Core Plus Bond Fund                                                      0.13% (with reduction: 0.10%)*
-------------------------------------------------------------------------------------------------------------------


CLASS V SHARES

                        FUND                                                              SERVICE FEE
-------------------------------------------------------------------------------------------------------------------
GMO U.S. Core Fund                                                              0.12% (with reduction: 0.085%)*
-------------------------------------------------------------------------------------------------------------------
GMO U.S. Core Equity Fund                                                       0.12% (with reduction: 0.085%)*
-------------------------------------------------------------------------------------------------------------------
GMO U.S. Value Fund                                                             0.12% (with reduction: 0.085%)*
-------------------------------------------------------------------------------------------------------------------
GMO U.S. Intrinsic Value Fund                                                   0.12% (with reduction: 0.085%)*
-------------------------------------------------------------------------------------------------------------------
GMO U.S. Growth Fund                                                            0.12% (with reduction: 0.085%)*
-------------------------------------------------------------------------------------------------------------------
GMO U.S. Small/Mid Cap Value Fund                                               0.12% (with reduction: 0.085%)*
-------------------------------------------------------------------------------------------------------------------
GMO U.S. Small/Mid Cap Growth Fund                                              0.12% (with reduction: 0.085%)*
-------------------------------------------------------------------------------------------------------------------
GMO International Intrinsic Value Fund                                          0.12% (with reduction: 0.085%)*
-------------------------------------------------------------------------------------------------------------------
GMO International Growth Equity Fund                                            0.12% (with reduction: 0.085%)*
-------------------------------------------------------------------------------------------------------------------
GMO World Growth Fund                                                           0.12% (with reduction: 0.085%)*
-------------------------------------------------------------------------------------------------------------------
GMO International Core Equity Fund                                              0.12% (with reduction: 0.085%)*
-------------------------------------------------------------------------------------------------------------------
GMO Emerging Markets Fund                                                       0.12% (with reduction: 0.085%)*
-------------------------------------------------------------------------------------------------------------------
GMO Alternative Asset Opportunity Fund                                          0.12% (with reduction: 0.085%)*
-------------------------------------------------------------------------------------------------------------------
GMO Developed World Stock Fund                                                  0.12% (with reduction: 0.085%)*
-------------------------------------------------------------------------------------------------------------------


CLASS VI SHARES

                        FUND                                                              SERVICE FEE
-------------------------------------------------------------------------------------------------------------------
GMO U.S. Core Fund                                                              0.10% (with reduction: 0.055%)*
-------------------------------------------------------------------------------------------------------------------
GMO U.S. Core Equity Fund                                                       0.10% (with reduction: 0.055%)*
-------------------------------------------------------------------------------------------------------------------
GMO International Intrinsic Value Fund                                          0.10% (with reduction: 0.055%)*
-------------------------------------------------------------------------------------------------------------------
GMO U.S. Value Fund                                                             0.10% (with reduction: 0.055%)*
-------------------------------------------------------------------------------------------------------------------
GMO U.S. Intrinsic Value Fund                                                   0.10% (with reduction: 0.055%)*
-------------------------------------------------------------------------------------------------------------------
GMO U.S. Growth Fund                                                            0.10% (with reduction: 0.055%)*
-------------------------------------------------------------------------------------------------------------------
GMO U.S. Small/Mid Cap Value Fund                                               0.10% (with reduction: 0.055%)*
-------------------------------------------------------------------------------------------------------------------
GMO U.S. Small/Mid Cap Growth Fund                                              0.10% (with reduction: 0.055%)*
-------------------------------------------------------------------------------------------------------------------
GMO International Growth Equity Fund                                            0.10% (with reduction: 0.055%)*
-------------------------------------------------------------------------------------------------------------------

SERVICE FEE SCHEDULE                                                  EXHIBIT II

CLASS VI SHARES

                        FUND                                                              SERVICE FEE
-------------------------------------------------------------------------------------------------------------------
GMO World Growth Fund                                                           0.10% (with reduction: 0.055%)*
-------------------------------------------------------------------------------------------------------------------
GMO International Core Equity Fund                                              0.10% (with reduction: 0.055%)*
-------------------------------------------------------------------------------------------------------------------
GMO Emerging Markets Fund                                                       0.10% (with reduction: 0.055%)*
-------------------------------------------------------------------------------------------------------------------
GMO Alternative Asset Opportunity Fund                                          0.10% (with reduction: 0.055%)*
-------------------------------------------------------------------------------------------------------------------
GMO Developed World Stock Fund                                                  0.10% (with reduction: 0.055%)*
-------------------------------------------------------------------------------------------------------------------
GMO Domestic Bond Fund                                                          0.10% (with reduction: 0.055%)*
-------------------------------------------------------------------------------------------------------------------

* Notwithstanding the higher maximum annual service fee rate provided for in the Trust's Amended and Restated Service Plan, GMO has agreed permanently to reduce the annual service fee it receives from Class IV, Class V and Class VI shares of these Funds to the rate noted in the tables. This "reduced" fee rate may not be increased without prior approval by the Trustees in the manner provided for the amendment of this Agreement in Section 4 hereof.